===============================================================================
                      W.P. STEWART & CO. GROWTH FUND, INC.
===============================================================================


                                  Annual Report


                                December 31, 1997

-------------------------------------------------------------------------------
W.P. Stewart & Co. Growth Fund, Inc.
Annual Report as of December 31, 1997
-------------------------------------------------------------------------------

Management Comments

Review of the Year

During the past year, the Fund's net asset value per share increased from $152.65 on December 31, 1996 to $168.71 on December 31, 1997, after giving effect to a distribution of $20.60 per share. This represents a total investment return of 25%.

The Fund's shares benefited from continuing good earnings from our companies in a positive economic environment. Our portfolio's earnings grew at a rate of over 20% during the year, which made these shares very attractive to investors in an interest rate environment of below 6%. Further, our companies met or exceeded their earnings targets in almost all cases. Consequently we saw upward movement in the P/E ratios of these holdings.

The Fund was minimally exposed to the Asian crisis. Fund holdings are either companies who sell only in the U.S. and Europe, or who have only a moderate amount of their sales and earnings exposed to demand from Asian markets. The strength of the dollar was a factor for a number of our companies, but the effect was somewhat mitigated by their currency management programs.

Long-term View

The U.S. economic environment we have been experiencing for the past three years has been extraordinarily favorable to investments in equities. However, in 1998 we expect this environment to selectively favor certain equity investments. The U.S. economy is finally slowing and, as a result, it will become more difficult for cyclical businesses to deliver impressive returns. Further, inflation in the U.S. and globally is being kept to very low levels, and therefore a lack of pricing power will make it difficult for companies who do not have strong unit growth at the top line to continue to deliver strong earnings per share. Companies in industrial America have been cost-cutting for years, and those without strong top line growth will find it ever more difficult to deliver productivity improvements to the bottom line, again jeopardizing strong eps performance.

It is in this kind of more challenging environment that the companies in the Fund's portfolio will be especially appreciated. Unaffected by swings in the economic climate because the demand for their goods and services is relatively constant, modestly affected by low inflation because their top line growth is so strong, dominant in their market areas so that upstart competitors or low priced imports cannot affect their business success easily, having global opportunity so that currency issues can be balanced, our Fund's companies are expected to continue to deliver good mid-teens earning growth to shareholders. In fact these Fund investments have an anticipated average earnings per share growth rate for the next five years of +17% which means that shareholder profits should more than double in that time period. We believe that there will be significant upward reevaluation of the Fund's very carefully selected growth shares as a result of their ability to deliver such predictable, substantial earnings in an environment of slowing corporate profits.

There also continues to be substantial money available globally for investment. Investors from around the world have been disappointed in emerging market performance and they continue to see a substantial and persisting economic cloud over Asia. More recently, concerns over European social and economic problems, such as unemployment, have raised concerns over the strength of growth prospects in the major European countries. If you add in the low interest rates

-------------------------------------------------------------------------------
W.P. Stewart & Co. Growth Fund, Inc.
Annual Report as of December 31, 1997
-------------------------------------------------------------------------------

Management Comments (Continued)

around the world, investing in the U.S. in stocks such as those in the Fund's portfolio has become a very attractive option for investors.

We therefore continue to be quite optimistic about the Fund's relative and absolute performance in the year ahead. We look forward to reporting to you again in July.

New York, N.Y.
February 9, 1998

Marilyn G. Breslow
W. P. Stewart & Co., Inc.
Investment Manager

                      W.P. Stewart & Co. Growth Fund, Inc.
                Comparison of a Hypothetical $100,000 Investment
                   W.P. Stewart & Co. Growth Fund vs. S&P 500*


                                [GRAPHIC OMITTED]


 * For the period from February 28, 1994,
  (commencement of investment operations) through
   December 31, 1997.


            Total Investment Return*
      February 28, 1994 - December 31, 1997
   =============================================
   W.P. Stewart & Co. Growth Fund        110.38%
   W.P. Stewart & Co. Growth Fund, Net   108.28%
   S&P 500                               127.25%

* Total investment return is calculated assuming reinvestment of all dividends and distributions at net asset value during the period. The W.P. Stewart & Co. Growth Fund, Net, reflects the effect of a redemption fee on the total return. S&P 500 return assumes no transaction costs.

W.P. Stewart & Co. Growth Fund, Inc.
Schedule Of Investments
December 31, 1997

--------------------------------------------------------------------------------
      Name of Issuer                                                     Market
      and Title of Issue                                Shares           Value
--------------------------------------------------------------------------------
COMMON STOCKS--98.4%
Banks--2.3%
   Northern Trust Corporation .................         12,000         $ 837,000
                                                                       ---------

Chemicals--2.7%
   Monsanto Company ...........................         23,000           966,000
                                                                       ---------

Commercial Services--7.7%
   Cendant Corporation (a) ....................         81,000         2,784,375
                                                                       ---------

Data Processing Services--14.4%
   Automatic Data Processing, Incorporated ....         57,000         3,498,375
   First Data Corporation .....................         59,000         1,725,750
                                                                       ---------
                                                                       5,224,125
                                                                       ---------
Drugs & Health Care--12.1%
   Johnson & Johnson ..........................         18,500         1,218,687
   Pfizer Incorporated ........................         29,200         2,177,225
   Stryker Corporation ........................         26,000           968,500
                                                                       ---------
                                                                       4,364,412
                                                                       ---------
Electrical Equipment--4.5%
   General Electric Company ...................         22,000         1,614,250
                                                                       ---------

Electronics--8.2%
   Intel Corporation ..........................         42,000         2,950,500
                                                                       ---------

Environmental Services--5.O%
   Rentokil Group PLC, ADR ....................         40,800         1,805,857
                                                                       ---------

Finance & Banking--2.O%
   State Street Corporation ...................         12,500           727,344
                                                                       ---------

Food & Beverage--4.3%
   Coca Cola Company ..........................         23,500         1,565,688
                                                                       ---------

Household Products--10.0%
   Gillette Company ...........................         24,000         2,410,500
   Procter & Gamble Company ...................         15,000         1,197,187
                                                                       ---------
                                                                       3,607,687

Leisure Time--4.8%
   Walt Disney Company ........................         17,700         1,753,406
                                                                       ---------

Network Software--3.1 %
   Cisco Systems, Incorporated (a) ............         20,250         1,128,938
                                                                       ---------

Retail--12.6%
   Autozone Incorporated (a) ..................         42,000         1,218,000
   CVS Corporation ............................         10,500           672,656


The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Schedule of Investments
December 31, 1997 (Continued)

--------------------------------------------------------------------------------
      Name of Issuer                                                     Market
      and Title of Issue                                Shares           Value
--------------------------------------------------------------------------------
COMMON STOCKS (Continued)
Retail--12.6% (Continued)
   Dollar General Corporation .................         52,900       $ 1,917,625
   Walgreen Corporation .......................         24,400           765,550
                                                                     -----------
                                                                       4,573,831
                                                                     -----------
Software--4.7%
   Microsoft Corporation (a) ..................         13,200         1,706,100
                                                                     -----------

     TOTAL COMMON STOCKS-(Cost $29,172,869)                           35,609,513
                                                                     -----------

SHORT TERM INVESTMENTS--O.9%
Repurchase Agreement--O.9%
   State Street Bank & Trust Company, 2.00%,
   01/02/98 dated 12/31/97 to be
   repurchased at $ 326,036 on 01/02/98,
   (collateralized by $290,000 par value U.S.
   Treasury Notes, 7.125%, due 02/15/23, with a
   value of $337,080) .........................        326,000           326,000
                                                                     -----------

     TOTAL SHORT TERM INVESTMENTS-(Cost $326,000)                        326,000
                                                                     -----------

Total Investments--(Cost $29,498,869)--99.3%                          35,935,513
Other Assets Less Liabilities--0.7%                                      265,893
                                                                     -----------
Net Assets--100.00%                                                  $36,201,406
                                                                     ===========


(a) No dividends paid on security.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Statement of Assets and Liabilities
December 31, 1997

--------------------------------------------------------------------------------

Assets:
Investments in securities, at market value
   (identified cost $29,498,869) ...............................     $35,935,513
Receivable for securities sold .................................         379,258
Cash ...........................................................             139
Dividends and interest receivable ..............................          22,230
Receivable due from Adviser ....................................           4,267
Receivable for Fund shares sold ................................          25,902
Other assets ...................................................           1,675
                                                                     -----------
   Total Assets ................................................      36,368,984
                                                                     -----------

Liabilities:
Advisory fee payable ...........................................         118,143
Other accrued expenses .........................................          49,435
                                                                     -----------
   Total Liabilities ...........................................         167,578
                                                                     -----------
Net Assets .....................................................     $36,201,406
                                                                     ===========

Net assets consist of:
Capital stock, $0.001 par value; 100,000,000 shares
   authorized, 214,581 shares issued and outstanding ...........     $       215
Capital paid in excess of par ..................................      29,579,482
Accumulated realized gain on investments - net .................         185,065
Unrealized appreciation on investments - net ...................       6,436,644
                                                                     -----------
Net Assets .....................................................     $36,201,406
                                                                     ===========

Net asset value per share ......................................     $    168.71
                                                                     ===========

Redemption price per share .....................................     $    167.86
                                                                     ===========


The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Statement of Operations
Year Ended December 31, 1997

--------------------------------------------------------------------------------

Investment Income:
Dividends (net of foreign withholding tax of $3,998) ..........     $   208,073
Interest ......................................................          25,240
                                                                    -----------
                                                                        233,313
                                                                    -----------
Expenses:
Investment advisory fees ......................................         450,518
Administrative fees ...........................................          77,353
Custodian fees ................................................          49,198
Transfer agent fees ...........................................          36,478
Registration fees .............................................          21,998
Miscellaneous fees ............................................           4,201
                                                                    -----------
   Total expenses before reimbursement ........................         639,746
                                                                    -----------
   Expenses reimbursed by the Adviser .........................          (4,636)
                                                                    -----------
   Expenses, net of reimbursement .............................         635,110
                                                                    -----------
Net investment loss ...........................................        (401,797)
                                                                    -----------

Realized and Unrealized Gain on Investments:
Net realized gain on investments ..............................       4,077,134
Net change in unrealized appreciation on investments ..........       2,831,731
                                                                    -----------
Net gain on investments .......................................       6,908,865
                                                                    -----------
Net Increase in Net Assets Resulting from Operations ..........     $ 6,507,068
                                                                    ===========


The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                           For the Year      For the Year
                                                              Ended             Ended
                                                        December 31, 1997   December 31, 1996
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss ..................................  $   (401,797)       $   (235,124)
Net realized gain on investments .....................     4,077,134           2,016,510
Net change in unrealized appreciation on investments .     2,831,731           2,384,634
                                                        ------------        ------------
   Net increase in net assets resulting
    from operations ..................................     6,507,068           4,166,020
                                                        ------------        ------------
Distributions to Shareholders from:
Net realized gain on investments .....................    (3,973,159)         (1,480,720)
                                                        ------------        ------------

From Fund Share Transactions:
Proceeds from shares sold ............................    11,638,859           6,755,344
Shares issued to shareholders
   in reinvestment of distributions ..................     4,849,063             439,506
Cost of redemptions ..................................    (2,649,257)           (840,805)
                                                        ------------        ------------
   Net increase in net assets from Fund
    share transactions ...............................    13,838,665           6,354,045
                                                        ------------        ------------
   Net increase in net assets ........................    16,372,574           9,039,345

Net Assets:
Beginning of year ....................................    19,828,832          10,789,487
                                                        ------------        ------------
End of year ..........................................  $ 36,201,406        $ 19,828,832
                                                        ============        ============

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Financial Highlights

--------------------------------------------------------------------------------

                                                     For the          For the           For the          For the Period
                                                      Year             Year               Year           February 29, 1994*
                                                      Ended            Ended              Ended             Through
                                                December 31, 1997  December 31, 1996  December 31, 1995  December 31, 1994
Income From Investment Operations:
Per Share Operating Performance:
Net asset value, beginning of period .......         $152.65           $125.94            $101.06            $100.00
                                                     -------           -------            -------            -------
  Net investment loss ......................           (1.87)            (1.81)             (1.15)             (0.48)
  Net realized and unrealized gain on
     investments ...........................           38.53             40.17              29.19               1.54
                                                     -------           -------            -------            -------
Net increase from investment operations ....           36.66             38.36              28.04               1.06
Distributions to shareholders from net
  realized gain on investments .............          (20.60)           (11.65)             (3.16)              0.00
                                                     -------           -------            -------            -------
Net asset value, end of period .............         $168.71           $152.65            $125.94            $101.06
                                                     =======           =======            =======            =======
Total Investment Return (a) ................           24.69%            30.64%             27.73%              1.06%

Ratios and Supplemental Data:
Ratio of expenses to average net assets ....            2.13%             2.50%              2.50%              2.50%(b)
Ratio of fees and expenses waived and
  reimbursed by the Adviser and
  Administrator to average net assets ......             .02%             0.28%              1.32%             10.20%(b)(c)
Ratio of net investment loss to
  average net assets .......................           (1.35)%           (1.51)%            (1.36)%            (1.25)%(b)
Portfolio turnover .........................              79%               76%                76%                 9%
Average commission rate (d) ................         $0.0800           $0.1000                N/A                N/A
Net assets, end of period (in thousands) ...         $36,201           $19,829            $10,789            $ 3,109


*     Commencement of investment operations.
(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if a redemption fee were taken into account. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return and net asset value of shares, when redeemed, may be worth more or less than their original cost.
(b)   Annualized.
(c)   Includes organization expenses paid by Adviser.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Contained above is the audited operating performance, based on a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. Stewart & Co. Growth Fund, Inc.
Notes to Financial Statements

--------------------------------------------------------------------------------

1. Organization and Fund Description

W.P. Stewart & Co. Growth Fund, Inc. (Fund) is an open-end, non-diversified, management investment company registered under the Investment Company Act of 1940 (Act). It was incorporated under the laws of the State of Maryland in September 1993. The Fund had no operations prior to October 25, 1993, other than those relating to organizational matters. The initial capital contribution of $100,000 was provided on October 25, 1993 by W.P. Stewart & Co., N.V. in exchange for 1,000 shares of the Fund. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund's investment adviser (Adviser). Shares of the Fund are available for subscription by eligible investors. There is no sales charge. The redemption fee is .50%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

Use of Estimates: The process of preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: In general, the Fund values portfolio securities as of their last available public sale price on the valuation date, in the case of securities listed on any established securities exchanges or included in the NASDAQ National Market System or any comparable foreign over-the-counter quotation system providing last sale data or, if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Investment Transactions: All securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

Securities Lending: The Fund may lend its portfolio securities to brokers, dealers and financial institutions when secured by collateral maintained on a daily mark-to-market basis in an amount equal to at least 100% of the market value, determined daily, of the loaned securities, The Fund at any time may call the loan and obtain the return of the securities loaned, The Fund will continue to receive the income on loaned securities and, at the same time, will earn interest on the loan collateral, a portion of which generally will be rebated to the borrower. Any cash collateral received under these loans will be invested in short-term money market instruments. Where voting or consent rights with respect to the loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved will have a material effect on the Fund's investment in the securities loaned. The Fund did not engage in securities lending during the year ended December 31, 1997.

Repurchase Agreements: A repurchase agreement customarily obligates the seller, at the time it sells securities to the Fund, to repurchase the securities at a mutually agreed upon time and price which, in the case of the Fund's transactions, is within seven days. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon market rate of interest for the period of time to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The underlying securities are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. It is the policy of the Company to obtain possession of collateral with a market value equal to or in excess of the principal amount loaned. Collateral is valued daily, and the Company may require counterparties to deposit additional collateral or return collateral pledged when appropriate. However, to the extent that the proceeds from any sale upon default in the obligation to repurchase is less than the repurchase price, the Fund would suffer a loss. Also, the Fund might incur costs and encounter delays in liquidating collateral. The Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks and other financial institutions deemed to be creditworthy by the Adviser.

Organization Expenses: The Adviser has borne all costs and expenses associated with the organization and initial registration of the Fund and its shares.

Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders: The Fund intends to pay an annual dividend to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the year ended December 31, 1997, the Fund distributed $20.60 per share.

Reclassification of Components of Net Assets: During the year ended December 31, 1997, the Fund reclassified certain components of net assets. The reclassification was the result of permanent book to tax differences pertaining to the reclassification of the current year's net operating losses. The reclassification resulted in a net decrease to accumulated realized gain on investments of $401,797. Net assets were not affected by the change.

3. Related Party Agreements and Other Transactions with Affiliates

Trading activities of the Fund are managed by its investment adviser, W.P. Stewart & Co., Inc., pursuant to an agreement (Investment Advisory Services Agreement) between the Adviser and the Fund. The Investment Advisory Services Agreement has a two-year term and, thereafter, continues in effect from year to year so long as its continuance is specifically approved at least annually by the Board of Directors or by a vote by the holders of a majority of the outstanding shares. The Adviser is entitled to receive quarterly advisory fees payable in arrears as of the first day of each quarter at an annual rate equal to 1.5% of the net asset value of the Fund, as determined on the last day of the preceding quarter (after giving effect to subscriptions and redemptions effective on such date).

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Adviser reimburses the Fund for expenses that exceed the most restrictive expense limitation imposed by state securities commissions, which was defined to be 2.5% of the average value of the Fund's net assets. For the year ended December 31, 1997, the total expenses reimbursed by the Adviser were $4,636. In addition, the Adviser has borne the cost of professional services incurred by the Fund, including audit, legal, printing and insurance expenses. The amount of the expenses for professional services borne by the Adviser was $45,084 for the year ended December 31, 1997.

Under the terms of the Investment Advisory Services Agreement, the Adviser or an affiliated company may conduct brokerage services for the Fund. For the year ended December 31, 1997, the Adviser and an affiliated company earned an aggregate amount of $83,484 in commissions as broker on trades of portfolio securities.

Certain directors of the Adviser are also directors of the Fund. Each of the Fund's directors who is not an officer or employee of the Adviser is entitled to be paid by the Adviser a fee of $1,250 for each meeting that they attend of the Fund's Board of Directors and each meeting of any committee of the Board of Directors on which they serve. Directors may waive such fees. For the year ended December 31, 1997 there were no directors' fees paid.

4. Administration Agreement

The Fund has entered into an Administration Agreement with State Street Bank and Trust Company (Administrator) dated January 11, 1994. Under that agreement, the Administrator receives an annual fee equal to .08% of the Fund's net asset value up to $125 million, .06% of the next $125 million, and .04% of assets in excess of $250 million.

5. Investment Transactions

Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $31,889,361 and $22,326,451, respectively. As of December 31, 1997, unrealized appreciation and depreciation for Federal income tax purposes were $6,730,695 and $459,385, respectively. The aggregate cost of investments at December 31, 1997 for Federal income tax purposes was $29,664,203.

6. Fund Share Transactions

The Fund is authorized to issue 100,000,000 shares of $.001 par value capital stock. For the years ended December 31, 1997 and 1996 transactions in shares were as follows:

                     Year Ended December 31, 1997   Year Ended December 31, 1996
                         Shares       Amount           Shares       Amount
                         ------       ------           ------       ------
   Sold .............   70,106     $11,638,859         46,937      $6,755,344
   Reinvested .......   30,257       4,849,063          3,293         439,506
   Redeemed .........  (15,677)     (2,649,257)        (6,004)       (840,805)
                        ------     -----------         ------      ----------
   Net increase .....   84,686     $13,838,665         44,226      $6,354,045
                        ======     ===========         ======      ==========

7. Beneficial Interest

At December 31, 1997, no shareholder owned more than 5% of the Fund's outstanding shares.

8. Estimated Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments" requires disclosure of fair value information about financial instruments for which it is practicable to estimate the value, whether or not recognized on the statement of financial condition. As a registered investment company, the Fund's investments in securities are already recorded at market value. The fair value of all other financial assets and liabilities is considered to approximate the recorded value, due to the short-term nature of the financial instruments.

[Letterhead of Lopez Edwards Frank & Co., LLP]

                          Independent Auditors' Report

To the Shareholders and
Board of Directors
W.P. Stewart & Co. Growth Fund, Inc.

            We have audited the accompanying statement of assets and liabilities of W.P. Stewart & Co. Growth Fund, Inc., including the schedule of investments as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, and for the period from February 28, 1994 (commencement of investment operations) through December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of W.P. Stewart & Co. Growth Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, and for the period from February 28, 1994 (commencement of investment operations) through December 31, 1994, in conformity with generally accepted accounting principles.


                                              /s/ Lopez Edwards Frank & Co., LLP

New York, New York
February 13, 1998

W.P. Stewart & Co. Growth Fund, Inc.
527 Madison Avenue
New York, NY 10022
===============================================================================

Directors and Officers
William P. Stewart             President and Director
Robert L. Schwartz             Treasurer, Secretary and Director
Antoine Bernheim               Director
June Eichbaum                  Director
William Talcott May            Director
Stephen E. Memishian           Vice President

Investment Adviser
W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, NY 10022
(212) 750-8585

Administrator, Custodian, Transfer Agent and Shareholder Servicing Agent State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, MA 02171

Independent Auditors
Lopez Edwards Frank & Co., LLP
1 Penn Plaza
New York, NY 10119-0141

Legal Counsel
Shereff, Friedman, Hoffman & Goodman, LLP
919 Third Avenue
New York, NY 10022-9998


===============================================================================
This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and net asset value of shares, when redeemed, may be worth more or less than their original cost.